                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):    October 29, 1997
                                                     (August 15, 1997)






                              OUTDOOR SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




                DELAWARE                                   1-13275                        86-0736400
(State or other jurisdiction of incorporation)    (Commission file number)   (I.R.S. Employer Identification No.)




      2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA                 85009
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip code)




Registrant's telephone number, including area code (602) 246-9569



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

      In the Current Report on Form 8-K filed on August 29, 1997 (the "Form 8-K"), the Registrant reported that pursuant to an Agreement of Purchase and Sale dated April 30, 1997 between the Registrant and Minnesota Mining and Manufacturing Company ("3M"), the Registrant had completed the acquisition (the "3M Media Acquisition") of all of the issued and outstanding capital stock of National Advertising Company, a subsidiary of 3M operating 3M's outdoor advertising assets ("3M Media"). Additionally, the Registrant reported that in conjunction with the completion of the 3M Media Acquisition, the Registrant sold certain of the assets acquired from 3M. The Form 8-K did not include the Pro Forma Consolidated Condensed Financial Data required by Item 7(b). This Form 8-K/A amends Item 7 of the Form 8-K by including the financial information referred to below

Item 7. Financial Statements and Exhibits

     (b) Pro Forma Financial Information.

      The following unaudited consolidated pro forma condensed financial information is included as Annex A hereto:

      - Introduction to Unaudited Consolidated Pro Forma Condensed Financial Information.

      - Unaudited Consolidated Pro Forma Condensed Balance Sheet as of June 30, 1997.

      - Notes to Unaudited Consolidated Pro Forma Condensed Balance Sheet as of June 30, 1997.

      - Unaudited Consolidated Pro Forma Condensed Statement of Operations for the year ended December 31, 1996.

      - Notes to Unaudited Consolidated Pro Forma Condensed Statement of Operations for the year ended December 31, 1996.

      - Unaudited Consolidated Pro Forma Condensed Statement of Operations for the six months ended June 30, 1997.

      - Notes to Unaudited Consolidated Pro Forma Condensed Statement of Operations for the six months ended June 30, 1997.

                                  SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              OUTDOOR SYSTEMS, INC.



Date:           June 5, 1996          By: /S/ Bill Beverage
      --------------------------     --------------------------------------
                                     Bill Beverage, Secretary/Treasurer

                                    ANNEX A


       UNAUDITED CONSOLIDATED PRO FORMA CONDENSED FINANCIAL INFORMATION

      The following unaudited consolidated pro forma condensed statement of operations combines the historical financial information of the Company and the businesses acquired in the Acquisitions (as defined below) for the year ended December 31, 1996 and the six month period ended June 30, 1997 giving effect to
(i) the Bank Financing (as defined below) and (ii) the net reduction in operating expenses associated with the Acquisitions, as if such events had occurred at the beginning of the period. The unaudited consolidated pro forma condensed balance sheet as of June 30, 1997 has been prepared as if the 3M Media Acquisition and the Bank Financing had occurred on June 30, 1997.

      The detailed assumptions used to prepare the unaudited consolidated pro forma condensed financial information are contained in the notes to unaudited consolidated pro forma condensed financial information. The unaudited consolidated pro forma condensed financial information reflects the use of the purchase method of accounting for the Acquisitions.

      Pro forma adjustments for the Acquisitions are based upon preliminary estimates, available information and certain assumptions that the management of the Company deems appropriate. Final adjustments may differ from the pro forma adjustments presented herein. The unaudited consolidated pro forma condensed financial information does not purport to represent the results of operations or the financial position of the Company that actually would have resulted had the Acquisitions occurred as of the dates indicated, nor should it be taken as indicative of the future results of the operations or future financial position of the Company. The unaudited consolidated pro forma condensed financial information should be read in conjunction with the separate historical financial statements and notes thereto of 3M Media which were filed with the Form 8-K.

      The "Acquisitions" consist of the 3M Media Acquisition and the following transactions (which are collectively referred to as the "Other Acquisitions"):

      - Gannett Outdoor Acquisition. On August 22, 1996, the Company purchased substantially all of the assets of the outdoor advertising division ("Gannett Outdoor") of Gannett Co., Inc. ("Gannett"), including the stock of certain indirect subsidiaries of Gannett, for approximately $700.0 million in cash (the "Gannett Outdoor Acquisition"). The Company acquired from Gannett a total of approximately 40,000 advertising display faces consisting of bulletins, posters and transit advertising display faces in 15 metropolitan markets in the United States and seven metropolitan markets in Canada and approximately 125,000 subway advertising display faces in New York City.

      - Houston Acquisition and Denver Disposition. In connection with the Gannett Outdoor Acquisition, on November 14, 1996, the Company acquired Gannett's outdoor operations in Houston, Texas (the "Houston Acquisition") for $10.0 million in cash plus the net book value of working capital and certain other specified assets. Also in connection with the Gannett Outdoor Acquisition, on August 8, 1996, the Company sold substantially all of its then existing billboard assets in Denver (the "Denver Disposition") to an unrelated party for $9.2 million consisting of $2,8 million in cash paid at closing and a ten year 9% promissory note for the balance of the purchase price.

      - CSX Assets Acquisition. On May 22, 1996, the Company acquired permanent easements for 1,360 plots of land in 17 eastern states for $21.5 million (plus future consideration estimated to be payable in 2006) from CSX Realty Development Corporation (the "CSX Assets Acquisition"). Currently, 130 different outdoor advertising companies have licenses to operate approximately 2,240 advertising displays on these plots of land. As a result of this purchase, the Company has the right to collect the proceeds from these licenses.

      - Villepigue Acquisition. On January 9, 1997, the Company completed the acquisition of Villepigue Outdoor Advertising (the "Villepigue Acquisition") and related entities, consisting of approximately 110 bulletin display faces in the New York metropolitan area, for a purchase price of approximately $27.0 million in cash, subject to working capital adjustments.

      - Scadron Acquisition. On February 14, 1997, the Company purchased a portion of the assets of Scadron Enterprises (the "Scadron Acquisition") consisting of approximately 100 wall and bulletin display faces in the Chicago metropolitan area, for a purchase price of approximately $24.5 million in cash, subject to working capital adjustments. In addition, the Company agreed to acquire certain other assets of Scadron Enterprises for aggregate additional consideration of up to $3.5 million upon the satisfaction of certain conditions, which may or may not be satisfied.

      - Reynolds Acquisition. On February 28, 1997, the Company acquired the assets of Reynolds Outdoor, L.P. (the "Reynolds Acquisition") and certain related joint ventures, consisting of approximately 325 bulletin faces in the Dallas/Ft. Worth metropolitan area, for a purchase price of approximately $31.6 million in cash, subject to working capital adjustments.

      - Burlington Northern and Santa Fe Assets Acquisition. On March 26, 1997, the Company purchased from The Burlington Northern and Santa Fe Railway Company (the "Burlington Northern and Santa Fe Assets Acquisition") permanent easements for approximately 1,350 plots of land located in 26 western and midwestern states and the rights to signboard licenses with respect to advertising displays located on the plots of land covered by the easements. The purchase price for the assets consisted of approximately $29.5 million in cash.

      - Van Wagner Acquisition. On May 22, 1997, the Company purchased the stock (the "Van Wagner Acquisition") of Van Wagner Communications, Inc. ("Van Wagner") for approximately $170.0 million in cash. The Van Wagner operations include approximately 50 "Spectacular" signs in Times Square, as well as 105 bulletins and 172 posters and eight wall murals in New York City, 372 bulletins and 16 wall murals in Los Angeles, four bulletins in San Francisco, and additional transit displays and transit management agreements in New York, Los Angeles, Northern California and Las Vegas.

      - Other Completed Transactions. In addition to these acquisitions, the Company has acquired certain outdoor advertising assets in Denver, Chicago, Atlanta, Louisville, Toronto, Montreal, and Halifax for aggregate consideration of approximately $20.4 million.

      The "1997 Acquisitions" means the Acquisitions consummated following December 31, 1996, including the 3M Media Acquisition.

      The term "Bank Financing" refers to borrowings by the Company under its senior credit facility (the "Senior Credit Facility") used to finance in part the purchase price of the 3M Media Acquisition. The term "1996 Notes" refers to the Company's outstanding $250.0 million aggregate principal amount of 9 3/8% Senior Subordinated Notes due 2006, and the term "1997 Notes" refers to the Company's outstanding $500.0 million aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2007.

                              OUTDOOR SYSTEMS, INC.

            UNAUDITED CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)



                                     ASSETS


                                         HISTORICAL
                                  ------------------------    PRO FORMA
                                   3M MEDIA    ACQUISITION      TOTAL
                                    COMPANY    ACQUISITION   ADJUSTMENTS    PRO FORMA
                                  -----------  -----------   -----------   -----------
CURRENT ASSETS                    $   415,673   $  47,359    $ (300,000)   $   158,454
                                                                 (4,578)
PROPERTY AND EQUIPMENT - Net        1,005,458     128,291       539,088      1,581,658
                                                                (91,179)
INTANGIBLE ASSETS - Net                91,341                   275,000        366,341
DEFERRED FINANCING COSTS               34,440                     6,185         40,625
OTHER ASSETS                           12,298       2,070          (456)        13,912
                                  -----------   ---------     ----------   -----------
   TOTAL                          $ 1,559,210   $ 177,720     $  424,060   $ 2,160,990
                                  ===========   =========     ==========   ===========




                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES               $    41,437   $  17,988    $   (2,282)   $    61,018
                                                                  3,875
LONG-TERM DEBT                        831,176                   582,199      1,413,375
OTHER LONG-TERM LIABILITIES             3,924                                    3,924
DEFERRED INCOME TAXES                               9,763        (9,763)
                                  -----------   ---------    ----------    -----------
   Total liabilities                  876,537      27,751       574,029      1,478,317
                                  -----------   ---------    ----------    -----------

NET ASSETS (LIABILITIES) ACQUIRED                 149,969      (149,969)
                                  -----------   ---------    ----------    -----------

COMMON STOCKHOLDERS' EQUITY           682,673                                  682,673
                                  -----------   ---------    ----------    -----------
   TOTAL                          $ 1,559,210   $ 177,720    $  424,060    $ 2,160,990
                                  ===========   =========    ==========    ===========

                             OUTDOOR SYSTEMS, INC.

                   NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                            CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 1997
                            (DOLLARS IN THOUSANDS)

   The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma condensed financial position of the Company after giving effect to the 3M Media Acquisition and the Bank Financing.

Change in current assets:
  Cash used for 3M Media Acquisition                                       $(300,000)
  Less divested current assets                                                (4,578)
Change in long-term assets resulting from allocation of purchase price:
  Property and equipment, net of deposit paid                                539,088
  Less divested property and equipment                                       (91,179)
  Intangibles                                                                275,000
Increase in deferred financing costs                                           6,185
Divested other assets                                                           (456)
Change in current liabilities:
  Estimated acquisition costs                                                 (3,875)
  Less divested current liabilities                                            2,282
Increase in Senior Credit Facility                                          (582,199)
Elimination of deferred income taxes due to 338(h)(10) election                9,763
Elimination of historical net assets of the 3M Media Acquisition             149,969
                                                                           ---------
                                                                           $       0
                                                                           =========

       UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


                                                                 OTHER ACQUISITIONS                    PURCHASE
                                                               VAN WAGNER      OTHER        3M MEDIA  ACCOUNTING
                                                  COMPANY     ACQUISITION  TRANSACTIONS(1)ACQUISITION ADJUSTMENTS        TOTAL
                                               -------------  -----------  -----------    ---------  -----------      -----------
REVENUES:
     Outdoor advertising - net                       172,265       13,663        2,353      101,809                       290,090
     Other income                                      7,379          737        1,147                                      9,263
                                               -------------  -----------  -----------    ---------  -----------      -----------

          Net revenues                               179,644       14,400        3,500      101,809                       299,353
                                               -------------  -----------  -----------    ---------  -----------      -----------

OPERATING EXPENSES:
     Direct advertising                               97,516        8,245        1,621       66,051                       173,433

     General and administrative                       12,884        2,445        1,158        5,123                        21,610

     Depreciation and amortization                    25,164        1,240          118        7,695       16,842 (2)       51,059
                                               -------------  -----------  -----------    ---------  -----------      -----------

          Total operating expenses                   135,564       11,930        2,897       78,869       16,842          246,102
                                               -------------  -----------  -----------    ---------  -----------      -----------

OPERATING INCOME                                      44,080        2,470          603       22,940      (16,842)          53,251
INTEREST EXPENSE (INCOME)                             32,029        1,490           91         (865)      29,626 (3)       62,371
                                               -------------  -----------  -----------    ---------  -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES AND
     EXTRAORDINARY LOSS                               12,051          980          512       23,805      (46,468)          (9,120)
INCOME TAXES (BENEFIT)                                 5,001                                              (8,468)(4)       (3,467)
                                               -------------  -----------  -----------    ---------  -----------      -----------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                7,050          980          512       23,805      (38,000)          (5,653)
EXTRAORDINARY LOSS                                     6,773                                                                6,773
                                               -------------  -----------  -----------    ---------  -----------      -----------

NET (LOSS) INCOME                                        277          980          512       23,805      (38,000)         (12,426)
                                               =============  ===========  ===========    =========  ===========      ===========

NET (LOSS) INCOME PER COMMON
     AND EQUIVALENT SHARE:
     Income (loss) before extraordinary loss            0.10                                                                (0.08)

     Extraordinary loss                                (0.09)                                                               (0.09)

NET (LOSS) INCOME PER COMMON SHARE                      0.01                                                                (0.17)
                                               =============                                                          ===========

WEIGHTED AVERAGE NUMBER OF SHARES                 73,506,851                                                           73,506,851
                                               =============                                                          ===========







                                                       SUPPLEMENTAL ADJUSTMENTS
                                                     OTHER             3M MEDIA
                                                  ACQUISITIONS       ACQUISITION            PRO FORMA
                                                  -----------       ------------       -----------------
REVENUES:
     Outdoor advertising - net                                           (10,560)(5)             279,530
     Other income                                                                                  9,263
                                                  -----------       ------------       -----------------

          Net revenues                                                   (10,560)                288,793
                                                  -----------       ------------       -----------------

OPERATING EXPENSES:
     Direct advertising                                (2,390)(6)         (7,364)(5)             146,575
                                                                         (17,104)(6)
     General and administrative                        (2,102)(6)           (533)(5)              15,237
                                                                          (3,738)(6)
     Depreciation and amortization                                          (738)(5)              50,321
                                                  -----------       ------------       -----------------

          Total operating expenses                     (4,492)           (29,477)                212,133
                                                  -----------       ------------       -----------------

OPERATING INCOME                                        4,492             18,917                  76,660
INTEREST EXPENSE (INCOME)                                                                         62,371
                                                  -----------       ------------       -----------------

INCOME (LOSS) BEFORE INCOME TAXES AND
     EXTRAORDINARY LOSS                                 4,492             18,917                  14,289
INCOME TAXES (BENEFIT)                                  1,797 (7)          7,567 (7)               5,897
                                                  -----------       ------------       -----------------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                 2,695             11,350                   8,392
EXTRAORDINARY LOSS                                                                                 6,773
                                                  -----------       ------------       -----------------

NET (LOSS) INCOME                                       2,695             11,350                   1,619
                                                  ===========       ============       =================

NET (LOSS) INCOME PER COMMON
     AND EQUIVALENT SHARE:
     Income (loss) before extraordinary loss                                                        0.11

     Extraordinary loss                                                                            (0.09)

NET (LOSS) INCOME PER COMMON SHARE                                                                  0.02
                                                                                        ================

WEIGHTED AVERAGE NUMBER OF SHARES                                                             73,506,851
                                                                                        ================

                             OUTDOOR SYSTEMS, INC.

                   NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                      CONDENSED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                            (DOLLARS IN THOUSANDS)

   The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of the Company for the six months ended June 30, 1997.

(1) Represents revenues and expenses associated with the 1997 Acquisitions (other than the Van Wagner Acquisition and the 3M Media Acquisition) prior to the respective dates of their acquisition.

(2) Entry records the increase in depreciation and amortization expense arising from purchase accounting adjustments and after giving effect to divestitures completed in connection with the 3M Media Acquisition as follows:

                                                                   Amortization
                                                                      Period
                                                                   ------------
     Advertising structures                                           20 years    $  20,617
     Goodwill                                                         30 years        5,278
                                                                                   --------
               Total depreciation and amortization expense                           25,895
     Less amount recorded in historical financial statements                         (9,053)
                                                                                   --------
     Purchase accounting adjustment                                                $ 16,842
                                                                                   ========


(3) Entry records interest expense and amortization of deferred financing fees as if the pro forma capital structure as reflected in the unaudited consolidated pro forma condensed balance sheet as of June 30, 1997 were in existence for the six months ended June 30, 1997:

     Interest expense:
          Senior Credit Facility                                           $  25,021
          1996 Notes                                                          11,718
          1997 Notes                                                          22,006
          Amortization of deferred financing costs                             3,422
          Amortization of debt discount                                          204
                                                                            --------
               Total interest expense                                         62,371
          Less amount recorded in historical financial statements            (32,745)
                                                                            --------
               Purchase accounting adjustment                               $ 29,626
                                                                            ========


(4)   Entry records the income tax effect on the income of the Acquisitions and
      purchase adjustments at a blended rate of 40%                                   $  (8,468)
                                                                                      ==========
(5)   Entry records estimated revenues and expenses, after adjusting for pro forma cost reductions, relating to divested assets:

      Net revenues - determined by specific identification                            $ (10,560)

      Direct advertising expenses - determined by specific identification             $  (7,364)
        of land rent and payroll and percentage allocation of other direct advertising expenses

      General and administrative - determined by specific identification              $    (533)
        of payroll and percentage allocation of other general and
        administrative expenses

     Depreciation and amortization - determined by specific identification            $    (738)

                              OUTDOOR SYSTEMS, INC.

                    NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)

(6) Entry records a) a decrease in payroll and payroll related costs in direct advertising and general and administrative expense categories due to termination of employees in the following functions; and b) the elimination of general corporate allocations not considered attributable to operations sold, as follows:


                                                                        Acquisitions
                                                                    ---------------------
                                                                    Other
                                                                 Acquisitions     3M Media
                                                                    ------        -------
Direct Advertising:
     Elimination of production and sales overhead functions         $2,390        $ 7,230
     Elimination of national sales and marketing costs                  --          7,874
     Elimination of general corporate overhead allocation               --          2,000
                                                                    ------        -------
          Total direct advertising                                   2,390         17,104
                                                                    ------        -------

General and Administrative:
     Elimination of national office function, accounting and
          administrative personnel                                   2,102          3,188
     Elimination of corporate facility rent allocations                 --            550
                                                                    ------        -------
          Total general and administrative                           2,102          3,738
                                                                    ------        -------
               Total                                                $4,492        $20,842
                                                                    ======        =======

(7) Entry records the income tax effect of pro forma adjustments at a blended rate of 40%

     Income tax effect                                              $1,797        $7,567
                                                                    ======        =======

                              OUTDOOR SYSTEMS, INC.
       UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                            OTHER ACQUISITIONS                           PURCHASE
                                                             VAN WAGNER   GANNETT           OTHER           3M MEDIA   ACCOUNTING
                                                COMPANY      ACQUISITION ACQUISITION(1)  TRANSACTIONS(2) ACQUISITION  ADJUSTMENTS
                                                -------      ----------- --------------  --------------- -----------  -----------

 REVENUES:
     Outdoor advertising - net                      167,047      29,894     156,896          23,447        211,310
     Other income                                     6,069         652         201           5,893
                                              -------------  ----------  ----------    ------------    -----------   -----------

         Net revenues                               173,116      30,546     157,097          29,340        211,310
                                              -------------  ----------  ----------    ------------    -----------   -----------

OPERATING EXPENSES:
     Direct advertising                              87,593      18,012     106,205          12,174        139,223

     General and administrative                      13,458       4,502      22,126           6,942         12,427

     Depreciation and amortization                   22,384       2,541      11,369             814         15,382        53,336 (3)
                                              ------------- ----------- -----------   -------------   ------------  ------------

         Total operating expenses                   123,435      25,055     139,700          19,930        167,032        53,336
                                              -------------  ----------  ----------    ------------    -----------   -----------

GAIN ON DENVER DISPOSITION                            7,344
                                              -------------  ----------  ----------    ------------    -----------   -----------

OPERATING INCOME                                     57,025       5,491      17,397           9,410         44,278       (53,336)
INTEREST EXPENSE (INCOME)                            32,489       2,792                         363         (2,059)       91,158 (4)
                                              -------------  ----------  ----------    ------------    -----------   -----------

INCOME (LOSS) BEFORE INCOME TAXES AND
     EXTRAORDINARY LOSS                              24,536       2,699      17,397           9,047         46,337      (144,494)
INCOME TAXES (BENEFIT)                               10,200                                                              (27,606)(5)
                                              -------------  ----------  ----------    ------------    -----------   -----------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS              14,336       2,699      17,397           9,047         46,337      (116,888)
EXTRAORDINARY LOSS                                   17,780
                                              -------------  ----------  ----------    ------------    -----------   -----------

NET (LOSS) INCOME                                    (3,444)      2,699      17,397           9,047         46,337      (116,888)
LESS STOCK DIVIDENDS, ACCRETIONS AND
     DISCOUNT ON REDEMPTIONS                          3,461
                                              -------------  ----------  ----------    ------------    -----------   -----------

NET (LOSS) INCOME ATTRIBUTABLE TO
     COMMON STOCKHOLDERS                             (6,905)      2,699      17,397           9,047         46,337      (116,888)
                                              =============  ==========  ==========    ============    ===========   ===========

NET (LOSS) INCOME PER COMMON
     AND EQUIVALENT SHARE:
     Income (loss) before extraordinary loss           0.21

     Extraordinary loss                               (0.34)
                                              -------------

NET (LOSS) INCOME PER COMMON SHARE                    (0.13)
                                              =============

WEIGHTED AVERAGE NUMBER OF SHARES                52,895,004
                                              =============






                                                                       SUPPLEMENTAL ADJUSTMENTS
                                                                   OTHER              3M MEDIA
                                                     TOTAL      ACQUISITIONS         ACQUISITION         PRO FORMA
                                                     -----      ------------         -----------         ---------
REVENUES:
     Outdoor advertising - net                         588,594                         (23,303)(6)          565,291
     Other income                                       12,815                                               12,815
                                                   -----------   ----------         ----------         ------------

         Net revenues                                  601,409                         (23,303)             578,106
                                                   -----------   ----------         ----------         ------------

OPERATING EXPENSES:
     Direct advertising                                363,207      (18,836) (7)       (16,038)(6)          294,125
                                                                                       (34,208)(7)
     General and administrative                         59,455      (17,476) (7)        (1,389)(6)           33,113
                                                                                        (7,477)(7)
     Depreciation and amortization                     105,826                          (1,333)(6)          104,493
                                                   -----------   ----------         ----------         ------------

         Total operating expenses                      528,488      (36,312)           (60,445)             431,731
                                                   -----------   ----------         ----------         ------------

GAIN ON DENVER DISPOSITION                               7,344                                                7,344
                                                   -----------   ----------         ----------         ------------

OPERATING INCOME                                        80,265       36,312             37,142              153,719
INTEREST EXPENSE (INCOME)                              124,743                                              124,743
                                                   -----------   ----------         ----------         ------------

INCOME (LOSS) BEFORE INCOME TAXES AND
     EXTRAORDINARY LOSS                                (44,478)      36,312             37,142               28,976
INCOME TAXES (BENEFIT)                                 (17,406)      14,525  (8)        14,857 (8)           11,976
                                                   -----------   ----------         ----------         ------------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                (27,072)      21,787             22,285               17,000
EXTRAORDINARY LOSS                                      17,780                                               17,780
                                                   -----------   ----------         ----------         ------------

NET (LOSS) INCOME                                      (44,852)      21,787             22,285                 (780)
LESS STOCK DIVIDENDS, ACCRETIONS AND
     DISCOUNT ON REDEMPTIONS                             3,461                                                3,461
                                                   -----------   ----------         ----------         ------------

NET (LOSS) INCOME ATTRIBUTABLE TO
     COMMON STOCKHOLDERS                               (48,313)      21,787             22,285               (4,241)
                                                   ===========   ==========         ==========         ============

NET (LOSS) INCOME PER COMMON
     AND EQUIVALENT SHARE:
     Income (loss) before extraordinary loss             (0.42)                                                0.18

     Extraordinary loss                                  (0.24)                                               (0.24)
                                                   -----------                                         ------------

NET (LOSS) INCOME PER COMMON SHARE                       (0.66)                                               (0.06)
                                                   ===========                                         ============

WEIGHTED AVERAGE NUMBER OF SHARES                   73,145,004                                           73,145,004
                                                   ===========                                         ============

                              OUTDOOR SYSTEMS, INC.

                    NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                       CONDENSED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

   The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of the Company for the year ended December 31, 1996.

(1) Represents the operations of Gannett Outdoor excluding the Houston Acquisition, for the period from January 1, 1996 through August 23, 1996.

(2) Represents 1996 revenues and expenses associated with the CSX Assets Acquisition and the Houston Acquisition prior to the respective dates of their acquisition and the 1996 historical results of the 1997 Acquisitions (other than the Van Wagner Acquisition and the 3M Media Acquisition) less revenues and expenses associated with assets sold in the Denver Disposition.

(3) Entry records the increase in depreciation and amortization expense arising from purchase accounting adjustments and after giving effect to divestitures completed in connection with the 3M Media Acquisition as follows:

                                                                   Amortization
                                                                      Period
                                                                      ------
     Advertising structures                                          20 years           $71,449
     Goodwill                                                        30 years            11,993
                                                                                        -------
               Total depreciation and amortization expense                               83,442
     Less amount recorded in historical financial statements                            (30,106)
                                                                                        -------
     Purchase accounting adjustment                                                     $53,336
                                                                                        =======


(4) Entry records interest expense and amortization of deferred financing fees as if the pro forma capital structure as reflected in the unaudited consolidated pro forma condensed balance sheet as of June 30, 1997 were in existence for the year ended December 31, 1996:

Interest expense:
     Senior Credit Facility                                     $ 50,042
     1996 Notes                                                   23,438
     1997 Notes                                                   44,012
     Amortization of deferred financing costs                      6,843
     Amortization of debt discount                                   408
                                                                --------
          Total interest expense                                 124,743
     Less amount recorded in historical financial statements     (33,585)
                                                                --------
          Purchase accounting adjustment                        $ 91,158
                                                                ========


(5) Entry records the income tax effect on the income of the Acquisitions and
    purchase adjustments at a blended rate of 40%                                  $ (27,606)
                                                                                   ==========
(6) Entry records estimated revenues and expenses, after adjusting for pro forma cost reductions relating to divested assets:

     Net revenues - determined by specific identification                          $ (23,303)

     Direct advertising expenses - determined by specific identification           $ (16,038)
        of land rent and payroll and percentage allocation of other direct advertising expenses

     General and administrative - determined by specific identification            $  (1,389)
        of payroll and percentage allocation of other general and
        administrative expenses

     Depreciation and amortization - determined by specific identification         $  (1,333)

                              OUTDOOR SYSTEMS, INC.

                    NOTES TO UNAUDITED CONSOLIDATED PRO FORMA
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

(7) Entry records a) a decrease in payroll and payroll related costs in direct advertising and general and administrative expense categories due to termination of employees in the following functions; and b) the elimination of general corporate allocations not considered attributable to operations sold, as follows:


                                                                       Acquisitions
                                                                  ---------------------
                                                                      Other
                                                                  Acquisitions  3M Media
                                                                  ------------  --------
     Direct Advertising:
          Elimination of production and sales overhead functions     $17,795    $14,460
          Consolidation of Canadian production facility                1,041         --
          Elimination of national sales and marketing costs               --     15,748
          Elimination of general corporate overhead allocation            --      4,000
                                                                     -------    -------
               Total direct advertising                               18,836     34,208
                                                                     -------    -------

     General and Administrative:
          Elimination of national office function, accounting and
               administrative personnel                               17,476      6,377
          Elimination of corporate facility rent allocations              --      1,100
                                                                     -------    -------
               Total general and administrative                       17,476      7,477
                                                                     -------    -------
                    Total                                            $36,312    $41,685
                                                                     =======    =======


(8) Entry records the income tax effect of pro forma adjustments at a blended rate of 40%

     Income tax effect                                               $14,525    $14,857
                                                                     =======    =======